UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

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Chicago Atlantic BDC, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Maryland	001-40564	86-2872887
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

600 Madison Avenue, Suite 1800 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 905-4923

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LIEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2025, Chicago Atlantic BDC, Inc. (the “Company”) issued a press release announcing that it will (i) report its financial results for the fourth quarter and year ended December 31, 2024 before market open on Monday, March 31, 2025, and (ii) discuss those financial results in an earnings conference call and live audio webcast at 8:30 a.m. Eastern Time on Monday, March 31, 2025. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2025, each of Mr. Frederick Herbst and Mr. Jason Papastavrou resigned from his position as Director of the Company. Each of Mr. Herbst’s and Mr. Papastavrou’s decision to resign from his position as Director of the Company was not due to a disagreement on any matter related to the Company’s operations, policies or practices.

On March 13, 2025, the board of directors of the Company (the “Board”) appointed Ms. Supurna VedBrat to replace Mr. Herbst as a Class 1 Director of the Company, to serve until the Company’s annual meeting of stockholders to be held in 2025, or until her successor is duly elected and qualified. On March 13, 2025, the Board appointed Mr. Patrick McCauley to replace Mr. Papastavrou as Class 3 Director of the Company, to serve until the Company’s annual meeting of stockholder to be held in 2027, or until his successor is duly elected and qualified.

Ms. VedBrat, age 58, has had a professional career spanning over 25 years of experience in both the U.S. and Europe, and within the financial and technologies industries. Since 2023, Ms. VedBrat has served as a consultant. Previously, Ms. VedBrat was Head of Global Trading at BlackRock from July 2011 to February 2023, where she oversaw the company’s trading function across asset classes and regions. Ms. VedBrat was responsible for driving innovation and setting the trading platform’s strategic vision focused on growth and sustainable scalable trading solutions. Ms. VedBrat also served as a member of BlackRock’s Global Operating Committee and the Investment Subcommittee. Ms. VedBrat served as the President of Strategic Solutions Consulting from January 2009 to July 2011 and as a fixed income, commodities and distressed debt analyst at Bank of America from March 2004 to January 2009. Ms. VedBrat has served two terms each on the Commodity Futures Trading Commission (“CFTC”) Technology Advisory Committee (TAC) and the CFTC Global Markets Advisory Committee (GMAC). Previously, Ms. VedBrat held various positions at Bank of America, ING Barings in London and Lehman Brothers and New York. She started her career as a software engineer with IBM at their research center. Ms. VedBrat serves on the boards of directors of Roadzen, Inc. and South Street Securities. She also serves on the Board of Women in Derivatives (WIND), a non-profit with a mission to advance women in the workforce. Ms. VedBrat was given the Financial Markets Luminary award by Women in Derivatives. Ms. VedBrat was ranked #8 on the Institutional Investor’s 2018 Trading Tech 40 list. She was also a recipient of the Markets Media Women in Finance Award for Excellence in Leadership. Ms. VedBrat holds a Bachelor of Arts (Honors) degree in Mathematics from Delhi University and a Bachelor of Arts (High Honors) degree in Computer Science from Rutgers University.

Mr. McCauley, age 57, is Chief Executive Officer and Owner of Bridgewell Agribusiness LLC (SWAB), a commodity-based sales and trading company headquartered in Portland, Oregon. SWAB sources food and agricultural products for industrial and retail food companies. In January 2018, Mr. McCauley purchased SWAB from Bridgewell Resources, where he served as President and Chief Executive Officer since October 2013. Bridgewell Resources is a similar platform to SWAB, focusing on sales and trading of lumber-based products across a range of construction, utility, and retail markets. Prior to working at Bridgewell Resources, Mr. McCauley spent 22 years at Susquehanna International Group (SIG), a global quantitative financial trading firm based in Philadelphia, Pennsylvania. At SIG, Mr. McCauley held a number of key positions including Chief Operating Officer, Head of Business Development, Head of Equity Trading and Head of Trader Development and Education. Mr. McCauley regularly conducts seminars that explore the principles of Decision Science applied to managerial decision-making and strategic business management. In addition, he has developed a curriculum that he has taught as an independent study course for local high school students. Mr. McCauley holds a Bachelor of Arts degree from Swarthmore College and a Master of Business Administration degree from Vanderbilt University.

On March 13, 2025, Mr. Andreas Bodmeier resigned from his position as Chief Executive Officer of the Company. Mr. Bodmeier’s decision to resign from his position as Chief Executive Officer of the Company was not due to a disagreement on any matter related to the Company’s operations, policies or practices.

On March 13, 2025, the Board appointed Mr. Peter Sack to the position of Chief Executive Officer of the Company. Mr. Sack will serve as Chief Executive Officer of the Company until his successor has been duly elected and qualified, or until the earlier of his resignation or removal.

Mr. Sack, age 35, is a Managing Partner at Chicago Atlantic Group, LP. Mr. Sack is a credit investor and portfolio manager with experience investing across the capital structure. Prior to joining Chicago Atlantic, Mr. Sack was a Principal at BC Partners Credit from July 2018 to June 2021, where he sourced and underwrote across the firm’s opportunistic and senior lending strategies in a wide array of industries including cannabis related direct lending. Previously, Mr. Sack was an Associate at Atlas Holdings LLC, a private-equity firm focused on supporting distressed manufacturing and distribution companies globally, from July 2012 to June 2016. Mr. Sack serves on the board of directors of Chicago Atlantic Real Estate Finance, Inc., Ability Insurance Company, and the New York City Charter School of the Arts. Mr. Sack speaks Mandarin Chinese and Spanish. Mr. Sack holds a Bachelor of Arts degree in East Asian Studies from Yale University, a Master of Business Administration degree from the Wharton School of the University of Pennsylvania, and was a Fulbright Scholar at Sun Yat-sen University China.

Item 7.01. Regulation FD Disclosure

On March 14, 2025, the Company issued a press release regarding its cash dividend for the quarter ending March 31, 2025. The press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Number

99.1	Press Release dated March 13, 2025.

99.2	Press Release dated March 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chicago Atlantic BDC, Inc.
March 17, 2025

	By:	/s/ Umesh Mahajan
	Name:	Umesh Mahajan
	Title:	Secretary